Exhibit 99.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made as of June 08, 2022 (the “Effective Date”), by and between [Name of Seller] (the “Seller”), the holder of shares of common stock of SavMobi Technology Inc. (the “Company”), and the undersigned purchaser (the “Buyer”). Seller and Buyer are sometimes referred to hereinafter individually as the “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Seller owns [the number of shares] (the “Shares”) of the common stock, par value $0.001 per share (“Common Stock”), of the Company set forth on the signature page hereof; and

WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, the Shares in a private sale on the terms and conditions set forth herein; and

NOW THEREFORE, in consideration of the premises and mutual promises, covenants, representations, warranties and agreements contained herein, the Parties herewith agree as follows:

1. Incorporation of Recitals. The provisions and recitals set forth above are hereby referred to and incorporated herein and made a part of this Agreement by reference.

2. Purchase and Sale of the Shares.

(a) Sale of Shares. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties and covenants contained herein, Buyer agrees to purchase from Seller, and Seller agrees to sell and transfer to Buyer, the Shares and any rights attached thereto as of the date hereof (including any forward splits of stock or other dividends), for a total purchase price set forth on the signature page hereof, including related escrow and transaction fees, if any (the “Purchase Price”). The Purchase Price shall be delivered by Buyer to the Seller at the Closing.

(b) Sellers Representative. Seller hereby appoints [Name of Seller Representative] to serve as its representative and agent with respect to all matters related to effectuating the closing of the transactions contemplated hereby, including, without limitation, any escrow related to consummating the transactions contemplated hereby, receiving the purchase price set forth herein for distribution to Seller, and executing and delivering all documents, agreement and instruments reasonably necessary in connection herewith. The Seller acknowledges and agrees that execution and delivery by the Sellers Representative of an escrow agreement with respect to closing the transactions contemplated hereby shall be binding on the Seller.

(c) Closing Date. The closing of the transactions contemplated hereunder (the “Closing”) shall take place on June 08, 2022, or on such later date and time as the Parties may mutually agree upon (the “Closing Date”), upon satisfaction of the closing conditions set forth in Section 3 of this Agreement.

(d) Closing Deliveries and Conditions.

(A) Buyer’s obligation to purchase the Shares hereunder is conditioned on the following closing conditions and deliveries by Seller:

(i) Seller shall deliver, or cause to be delivered, the following:

(1) this Agreement duly executed by each Seller;

(2) properly executed irrevocable stock transfer powers with signature guarantees acceptable to the Company’s transfer agent (the “Transfer Agent”) for the transfer of the Shares to Buyer attached thereto which delivery shall vest Buyer with good and marketable title to the to the Shares, free and clear of any and all liens, claims, encumbrances and adverse interests of any kind; and

(3) any other document reasonably requested by Buyer in connection with the transaction contemplated hereby.

(ii) All obligations, covenants and agreements of Seller required to be performed at or prior to the Closing Date shall have been performed.

(iii) The representations and warranties of Seller herein contained shall be true in all material respects at the Closing with the same effect as though made at such time. Seller shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing.

(B) Seller’s obligation to sell the Shares hereunder is conditioned on the following closing conditions and deliveries by Buyer:

(i) Buyer shall deliver, or cause to be delivered, the following:

(1) this Agreement duly executed by each Buyer;

(2) the Purchase Price; and

(3) any other document reasonably requested by Seller in connection with the transaction contemplated hereby.

(ii) All obligations, covenants and agreements of Buyer required to be performed at or prior to the Closing Date shall have been performed.

(iii) The representations and warranties of Buyer herein contained shall be true in all material respects at the Closing with the same effect as though made at such time. Buyer shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing.

3. Representations and Warranties of Seller. Seller represents, warrants and covenants to and with Buyer, both as of the date of this Agreement and as of the date of Closing, as an inducement to Buyer to enter into this Agreement and to consummate the transaction contemplated hereby, as follows:

(a) Ownership of Shares. Such Seller is the record and beneficial owner of and has good and marketable title to the number of Shares and has sole power over the disposition of such Shares, which Shares (i) are free and clear of any liens, claims, security interests, encumbrances, pledges, charges and restrictions of any kind, except for restrictions on transfer imposed by federal and state securities laws; and (ii) have not been sold, conveyed, encumbered, hypothecated or otherwise transferred by such Seller except pursuant to this Agreement.

(b) Ownership; Due Authorization. Seller is the record and beneficial owner of the Shares, and has sole power and authority over the disposition of such Shares. Such Shares are free and clear of any liens, claims, encumbrances, and charges. Such Shares have not been sold, conveyed, encumbered, hypothecated or otherwise transferred by such Seller except pursuant to this Agreement. Such Seller has the legal right to enter into and to consummate the transactions contemplated hereby and otherwise to carry out his obligations hereunder. This Agreement constitutes the valid and binding obligation of such Seller. The execution, delivery and performance by such Seller of this Agreement does not violate any contractual restriction contained in any agreement which binds or affects or purports to bind or affect such Seller. Such Seller is not a party to any agreement, written or oral, creating rights in respect of any of such Shares in any third party or relating to the voting of such Shares. Such Seller is not a party to any outstanding or authorized options, warrants, rights, calls, commitments, conversion rights, rights of exchange or other agreements of any character, contingent or otherwise, providing for the purchase, issuance or sale of any of such Shares, and there are no restrictions of any kind on the transfer of any of such Shares.

(c) No Conflicts or Defaults. The execution and delivery of this Agreement by such Seller and the consummation of the transactions contemplated hereby do not and shall not, with or without the giving of notice or the passage of time violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, contract, mortgage, indenture, guarantee, note, lease, instrument, commitment, accommodation, letter of credit, arrangement, understanding, permit or license, whether written or oral, to which such Seller is a party or by which such Seller is bound, or any judgment, order or decree, or any federal, state, local, foreign or other statute, law, ordinance, rule or regulation to which such Seller is subject.

(d) Experience and Knowledge. Such Seller acknowledges and agrees that: (i) such Seller has extensive knowledge and experience in financial and business matters; (ii) such Seller has had access to all information as to the Company as it has desired; (iii) such Seller has made its own inquiry and investigation into, and, based thereon, has formed an independent judgment concerning, the operations of the Company and its business; (iv) such Seller has received sufficient and satisfactory answers to all questions posed to the Company to evaluate the merits and risks of the transactions contemplated by this Agreement; (v) if the Company were to make changes to its current business plan, such changes would be expected to have a material positive effect on the future value of both the Company and the Shares; (vi) such Seller has been advised that Buyer or others may take various actions including actions which could result in the Shares greatly increasing in value and that by executing this Agreement, and such Seller expressly waives any and all right to participate in any way in any such increase in value of the Shares or any other securities of the Company; (vii) at present there is a very limited public market for the Shares; (viii) the purchase and sale of the Shares as contemplated hereunder is taking place in a private transaction in an arm’s-length commercial transaction between Seller, on the one hand, and Buyer on the other, at a price negotiated and agreed to by Seller as the best possible current price for the Shares; (ix) such Seller is solely responsible for making its own judgments in connection with the Agreement (irrespective of whether the Company, its executive officers, auditors, or other representatives have advised or are currently advising the Company or such Seller on related or other matters); (x) such Seller will not claim that Buyer has rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to such Seller, in connection with such transaction or the process leading thereto; and (xi) such Seller has no knowledge of material facts about the operations, affairs, condition or prospects of the business or the financial condition of the Company that has not been disclosed to Buyer, including, without limitation, the Company’s limited operations; its audited and unaudited financial statements and opinions of Company’s auditors as to the status of the Company as a going concern.

(e) Fees. No brokerage or finder’s fees or commissions are or will be payable by such Seller to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by this Agreement. Buyer shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section 3(e) that may be due in connection with the transactions contemplated by the Agreement.

(f) Disclosure. The representations and warranties and statements of fact made by Seller in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

4. Representations and Warranties of Buyer. Buyer represents, warrants and covenants to and with Seller, both as of the date of this Agreement and as of the date of Closing, as an inducement to Seller to enter into this Agreement and to consummate the transaction contemplated hereby, as follows:

(a) Authority. Such Buyer has the requisite power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. The execution, delivery and performance by such Buyer of this Agreement have been duly authorized by all requisite action by such Buyer, and the Agreement, when executed and delivered by such Buyer, constitutes a valid and binding obligation of such Buyer, enforceable against such Buyer in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(b) Disclosure. The representations and warranties and statements of fact made by such Buyer in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

5. Miscellaneous.

(a) Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the Parties or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b) Survival of Representations and Warranties. Notwithstanding any provisions in this Agreement to the contrary, the representations and warranties given or made by Seller and Buyer under this Agreement: (i) shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of Buyer or Seller, and (ii) shall survive the Closing of the transactions contemplated hereby. Nothing in this Section 5(b) shall impair or alter any covenant or agreement of the Parties which by its terms contemplates performance after the Closing Date.

(c) Indemnification. Seller hereby agrees to indemnify Buyer and its affiliates, directors, officers, members, managers, employees and agents (collectively, the “Indemnified Persons”), from and against any loss, liability, claim, damage or expense (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof), to which it or they may become subject to or rising out of or based on any inaccuracy appearing in or misrepresentation made in or any breach of this Agreement. The indemnification provided for in this paragraph: (1) shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement, and (2) shall not be exclusive of or limit any other remedies that may be available to the Indemnified Persons.

(d) Governing Law/Venue. This Agreement shall be governed by and construed under the laws of the State of California, without regard to conflicts of laws principles. Each Party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this paragraph, and stipulates that the state and federal courts located in the State of California shall have in personam jurisdiction and venue over each of them for the purposes of litigating any dispute, controversy or proceeding in connection with, arising out of or related to this Agreement. Each Party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this Section 5(d) in the manner set forth in Section 5(f) of this Agreement for the giving of notice. Any final judgment rendered against a Party in any action or proceeding shall be conclusive as to the subject of such final judgment and may be enforced in other jurisdictions in any manner provided by law.

(e) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(f) Notices. Any notice, demand, consent, request, instruction or other communication required or permitted hereunder shall be in writing, delivered via first class certified mail or registered mail (return receipt requested, postage prepaid), via internationally recognized overnight courier or via hand-delivery to addresses that are set forth on the signature pages hereof, and shall be deemed sufficiently given, received and effective on the earliest of: (i) if mailed via certified or registered mail return (return receipt requested, postage prepaid) to the applicable address set forth in the signature pages hereto, three (3) Business Days after being mailed; (ii) the first Business Day following the date of mailing, if sent to the applicable address set forth in the signature pages hereto by internationally recognized overnight courier service, or (iii) the date of actual receipt by the Party to whom such notice or communication is required or permitted to be given, if such notice or communication is hand-delivered to such Party. “Business Day” means any day except any Saturday, Sunday, or any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of California are authorized or required by law or other governmental action to close. If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 5(f)), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second Business Day the notice is sent (as evidenced by a sworn affidavit of the sender).

(g) Expenses. Each of the Parties shall bear its own costs and expenses incurred with respect to the negotiation, execution, delivery, and performance of this Agreement.

(h) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only by an instrument in writing executed by Seller and Buyer. No waiver by any Party of any default or breach by another Party of any representation, warranty, covenant or condition contained in this Agreement shall be deemed to be a waiver of any subsequent default or breach by such Party of the same or any other representation, warranty, covenant or condition. No act, delay, omission or course of dealing on the part of any Party in exercising any right, power or remedy under this Agreement or at law or in equity shall operate as a waiver thereof or otherwise prejudice any of such Party’s rights, powers and remedies. All remedies, whether at law or in equity, shall be cumulative and the election of any one or more shall not constitute a waiver of the right to pursue other available remedies.

(i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the Parties shall negotiate in good faith to modify this Agreement to preserve each Party’s anticipated benefits under this Agreement.

(j) Separate Counsel. The Parties agree that they have been represented by separate counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

(k) Entire Agreement. This Agreement represents and constitutes the entire agreement and understanding between the parties with regard to the subject matter contained herein. All prior agreements, understandings and representations are hereby merged into this Agreement.

(l) Specific Performance. The Parties agree that irreparable damage would occur in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other remedies at law would not be an adequate remedy for any such damages. Accordingly, the Parties acknowledge and hereby agree that in the event of any breach or threatened breach by any Party of any of its covenants or obligations set forth in this Agreement, the non-breaching Party shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations under this Agreement, in addition to any other remedy that may be available at law or in equity. The Parties agree not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the Parties under this Agreement.

(m) Currency. All amounts referenced and set forth herein hall be in lawful money of the United States.

(n) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one Party, but all such counterparts taken together will constitute one and the same Agreement. This Agreement, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party, each other Party shall re-execute original forms hereof and deliver them in person to all other Parties. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense related to lack of authenticity.

IN WITNESS WHEREOF, the undersigned have executed, or caused to be executed on their behalf by an agent thereunto duly authorized, this Agreement as of the date first above written.

SELLER:

Name of Seller:	[Name of Seller]

Address:	[Address of Seller]

Number of Shares:	[Number of Shares]
Purchase Price:	[Purchase Price in United States Dollars]

(Signature)
Dated: June 08, 2022

BUYER

Name of Buyer:	[Name of Buyer]

Address:	[Address of Buyer]

Taxpayer ID# (if applicable):	[Tax Identification Number]

Number of Shares:	[Number of Shares]
Purchase Price:	[Purchase Price in United States Dollars]

(Signature)
Dated: June 08, 2022